Exhibit 99.1

Allena Pharmaceuticals Announces Rescheduling of Special Meeting

to Approve Reverse Stock Split

NEWTON, Mass., July 5, 2022 (GLOBE NEWSWIRE) — Allena Pharmaceuticals, Inc. (NASDAQ: ALNA), a late-stage, biopharmaceutical company dedicated to developing and commercializing first-in-class, oral enzyme therapeutics to treat patients with rare and severe metabolic and kidney disorders, today announced that it has rescheduled its special meeting, which was scheduled for July 5, 2022, to, among other things, consider and vote on a proposed amendment to its amended and restated certificate of incorporation, as amended, in order to effect a reverse stock split of its issued and outstanding common stock.

The date of the rescheduled special meeting, and the new record date for determining the Allena stockholders entitled to vote thereat, will be determined in the near future, and will be will be included in supplemental proxy materials to be filed with the SEC and distributed to stockholders promptly after the new record date.

About Allena Pharmaceuticals, Inc.

Allena Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to discovering, developing and commercializing first-in-class, oral biologic therapeutics to treat patients with rare and severe metabolic and kidney disorders.

Additional Information and Where to Find It

In connection with the special meeting described above the Company filed a definitive proxy statement with the Securities and Exchange Commission on May 24, 2022 and in connection with the rescheduled meeting the Company will file with the Securities and Exchange Commission a supplement to the definitive proxy statement. This press release does not contain all the information that should be considered concerning the matters to be considered at the special meeting, including the proposed reverse stock split, and is not intended to form the basis of any investment decision or any other decision in respect of such matters

The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and, when available, the proxy supplement, and any amendments thereto, and any other documents filed in connection with the matters to be considered at the special meeting, including the proposed reverse stock split, as these materials will contain important information about the Company and such matters. The Company’s stockholders will also be able to obtain copies of these documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to the Company’s corporate secretary /o Allena Pharmaceuticals, Inc., One Newton Executive Park, Suite 202, Newton, MA 02462.

Appointment of Proxy Solicitor & Participants in Solicitation

The Company has engaged Saratoga Proxy Consulting LLC (“Saratoga”) to assist us with the solicitation of proxies in connection with the special meeting. We expect to pay Saratoga a fee of $25,000, plus reimbursement for certain expenses related to its services.

The Company and its directors and executive officers may also be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report for the year ended December 31, 2021 on Form 10-K, as amended, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of the Company’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the definitive proxy statement, proxy supplement and any amendments thereto and any other documents filed in connection with the rescheduled special meeting when available.

Forward Looking Statements

Certain information contained in this press release includes “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, including statements related to the rescheduled special meeting. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the satisfaction of customary closing conditions related to the registered direct offering and various other factors. For a more detailed description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.